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                                                                    EXHIBIT 10.5

                        DIVERSIFIED INVESTMENTS PORTFOLIO

                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of the 23rd day of December, 2003, by and among MHC OPERATING LIMITED PARTNERSHIP (together with its affiliates, designees and assigns, the "Purchaser"), an Illinois limited partnership having an address of Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606, DIVERSIFIED INVESTMENTS SERVICES, LLC ("Diversified"), a Delaware limited liability company having an address of 7625 Wisconsin Avenue, Suite 150, Bethesda, Maryland 20814, and the Sellers, each having an address of c/o Diversified Investments Services, LLC, 7625 Wisconsin Avenue, Suite 150, Bethesda, Maryland 20814.

                                R E C I T A L S:

         A. The parties hereto have entered into that certain Purchase and Sale Agreement dated as of December 8, 2003 (the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

         B. The parties hereto desire to amend the Purchase Agreement as hereinafter provided.

         THEREFORE, the parties hereto agree to amend the Purchase Agreement as follows:

                               A G R E E M E N T:

         1. CACTUS GARDENS. Sections 5.A. and 5.C.(v) are amended to reflect that Purchaser has submitted a loan application to LaSalle Bank National Association ("LaSalle") for a first mortgage loan to be secured by the Cactus Gardens Property with a loan amount of $4,500,000 (the "Cactus Gardens Loan Application"). The loan proceeds of $4,500,000 is based on preliminary underwriting by LaSalle which is subject to further underwriting by LaSalle. As soon as Purchaser and Seller receive approval from the servicer of the current loan on the Cactus Gardens Property that such loan can be defeased within ninety
(90) days, Purchaser intends to enter into a rate lock agreement with LaSalle for $4,500,000 for a loan for the Cactus Gardens Property. The Closing Date for the Cactus Gardens Property shall occur on a date which is mutually agreed upon by the parties hereto which is within the 90 day rate lock period but not later than May 15, 2004. To induce Purchaser to enter into a rate lock agreement for the loan for the Cactus Gardens Property, Seller hereby waives its right not to sell the Cactus Gardens Property to Purchaser based on the proceeds of the loan being below $5,050,000. Purchaser and Seller shall use commercially reasonable efforts to cause LaSalle to increase the amount of the first mortgage loan on the Cactus Gardens Property above $4,500,000 on the same terms contained in the Cactus Gardens Loan Application attached hereto as Exhibit A (the "Application"), provided that Purchaser agrees to pay the then current market interest rate on that portion of the Cactus Gardens Property first mortgage loan which exceeds $4,500,000 based on the terms of the Application (but without the rate lock feature in place on the $4,500,000). Seller acknowledges that to the extent that loan proceeds made available by LaSalle from the loan on

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the Cactus Gardens Property is materially less than $5,050,000, Purchaser shall receive a credit against the Purchase Price allocated to the Cactus Gardens Property in an amount equal to the amount by which said loan proceeds are less than $5,050,000. For example, if such loan proceeds equal $5,000,000, Purchaser will receive a credit against the Purchase Price equal to $50,000.

         2. EFFECT. Except as amended herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect.

         3. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one and the same agreement.

                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the respective dates set forth below.

WITNESSES:                             PURCHASER:

__________________________________     MHC OPERATING PARTNERSHIP,
Name:_____________________________     an Illinois limited partnership
__________________________________
Name:_____________________________     By: MANUFACTURED HOME COMMUNITIES, INC.,
                                           a Maryland corporation, its general
                                           partner

                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              Date: December ___, 2003

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WITNESSES:

                                       SELLERS:

__________________________________     COACHWOOD COLONY MHP, LLC, a Florida
Name:_____________________________     limited liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - COACHWOOD
                                           COLONY MHP, LLC, a Florida limited
                                           liability company, as its Sole and
                                           Managing Member

                                           By: _________________________________
                                               Barry L. Haase
                                               Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS - COACHWOOD
                                       COLONY MHP, LLC, a Florida limited
__________________________________     liability company
Name:_____________________________

__________________________________     By: __________________________________
Name:_____________________________         Barry L. Haase
                                           Manager

WITNESSES:

                                       SHANGRI-LA MOBILE HOME PARK, L.P., a
                                       Delaware limited partnership, authorized
                                       to transact business in the State of
__________________________________     Florida as SHANGRI-LA MOBILE HOME PARK OF
Name:_____________________________     LARGO, LTD.
__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - SHANGRI-LA,
                                           INC., a Delaware corporation, as its
                                           General Partner

                                           By: _________________________________
                                               Barry L. Haase
                                               Chairman

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WITNESSES:

                                       DIVERSIFIED INVESTMENTS - SHANGRI-LA,
                                       INC., a Delaware corporation
__________________________________
Name:_____________________________     By: ________________________________
__________________________________         Barry L. Haase
Name:_____________________________         Chairman

WITNESSES:

                                       TAMPA BAY COMMUNITIES, L.P., a Florida
                                       limited partnership

__________________________________
Name:_____________________________     By:  DIVERSIFIED INVESTMENTS - TBC, INC.,
__________________________________          a Florida corporation, as its
Name:_____________________________          General Partner

                                            By:   _________________________
                                                  Barry L. Haase
                                                  CEO

WITNESSES:

                                       SIXTH AVENUE, LLC, a Florida limited
                                       liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - SIXTH
__________________________________         AVENUE LLC, a Florida limited
Name:_____________________________         liability company, as its Sole and
                                           Managing Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS - SIXTH AVENUE,
                                       LLC, a Florida limited liability company

__________________________________
Name:_____________________________     By:  ________________________________
__________________________________          Barry L. Haase
Name:_____________________________          Manager

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WITNESSES:

                                       SOUTHERNAIRE MHP, LLC, a Florida limited liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS -
__________________________________         SOUTHERNAIRE, LLC, a Florida limited
Name:_____________________________         liability company, as its Sole and
                                           Managing Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS - SOUTHERNAIRE,
__________________________________     LLC, a Florida limited liability company
Name:_____________________________
__________________________________     By:_______________________________
Name:_____________________________        Barry L. Haase
                                          Manager

WITNESSES:

                                       TERRA CEIA, LLC, a Florida limited
                                       liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - TERRA CEIA,
__________________________________         LLC, a Florida limited liability
Name:_____________________________         company, as its Sole and Managing
                                           Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS - TERRA CEIA,
__________________________________     LLC, a Florida limited liability company
Name:_____________________________
__________________________________     By:  ________________________________
Name:_____________________________          Barry L. Haase
                                            Manager

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WITNESSES:

                                       TOPICS RVP, LLC, a Florida limited
                                       liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS  - TOPICS
__________________________________         RVP, LLC, a Florida limited liability
Name:_____________________________         company, as its Sole and Managing
                                           Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS - TOPICS RVP,
                                       LLC, a Florida limited liability company

__________________________________
Name:_____________________________     By:  __________________________________
__________________________________          Barry L. Haase
Name:_____________________________          Manager

WITNESSES:

                                       GOOSE CK, LLC, a North Carolina limited
                                       liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - GC, LLC, a
__________________________________         North Carolina limited liability
Name:_____________________________         company, as its Sole Member

                                           By: EAST WEST COMMUNITIES, LLC, a
                                               Delaware limited liability
                                               company, as its Sole Member

                                               By: DIVERSIFIED INVESTMENTS - EW,
                                                   LLC, a Delaware limited
                                                   liability company, as its
                                                   Managing Member

                                                   By:__________________________
                                                      Barry L. Haase
                                                      Managing Member

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WITNESSES:

                                       DIVERSIFIED INVESTMENTS - GC, LLC, a
                                       North Carolina limited liability company

__________________________________
Name:_____________________________     By: EAST WEST COMMUNITIES, LLC, a
__________________________________         Delaware limited liability company,
Name:_____________________________         as its Sole Member

                                           By: DIVERSIFIED INVESTMENTS - EW,
                                               LLC, a Delaware limited liability
                                               company, as its Managing Member

                                               By: ___________________________
                                                   Barry L. Haase
                                                   Managing Member

WITNESSES:

                                       WATERWAY RV, LLC, a Delaware limited
                                       liability company

__________________________________
Name:_____________________________     By: SIERRA LAKES, L.L.C., a Delaware
__________________________________         limited liability company, as its
Name:_____________________________         Sole and Managing Member

                                           By: DIVERSIFIED INVESTMENTS PARTNERS,
                                               LLC, a Delaware limited liability
                                               company, as its Managing Member

                                               By:______________________________
                                                  Barry L. Haase
                                                  Managing Member

WITNESSES:

                                       SIERRA LAKES, L.L.C., a Delaware limited liability company

__________________________________
Name:_____________________________     By:  DIVERSIFIED INVESTMENTS PARTNERS,
__________________________________          LLC, a Delaware limited liability
Name:_____________________________          company, as its Managing Member

                                            By: _______________________________
                                                Barry L. Haase
                                                Managing Member

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WITNESSES:

                                       CACTUS GARDENS RV, LLC, an Arizona
                                       limited liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - CACTUS
__________________________________         GARDENS, LLC, an Arizona limited
Name:_____________________________         liability company, as its Managing
                                           Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:

                                       DIVERSIFIED INVESTMENTS - CACTUS GARDENS,
__________________________________     LLC, an Arizona limited liability company
Name:_____________________________
__________________________________     By: __________________________________
Name:_____________________________         Barry L. Haase
                                           Manager

WITNESSES:

                                       DESERT PARADISE RV, LLC, an Arizona
                                       limited liability company

__________________________________
Name:_____________________________     By: SIERRA LAKES, L.L.C., a Delaware
__________________________________         limited liability company, as its
Name:_____________________________         Sole and Managing Member

                                           By: DIVERSIFIED INVESTMENTS PARTNERS,
                                               LLC, a Delaware limited liability
                                               company, as its Managing Member

                                               By:______________________________
                                                  Barry L. Haase
                                                  Managing Member

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WITNESSES:

                                       SUNI SANDS, LLC, an Arizona limited
                                       liability company

__________________________________
Name:_____________________________     By: DIVERSIFIED INVESTMENTS - SUNI SANDS,
__________________________________         LLC, an Arizona limited liability
Name:_____________________________         company, as its Sole and Managing
                                           Member

                                           By:  ________________________________
                                                Barry L. Haase
                                                Manager

WITNESSES:                             DIVERSIFIED INVESTMENTS - SUNI SANDS,
                                       LLC, an Arizona limited liability company

__________________________________     By:  ___________________________________
Name:_____________________________          Barry L. Haase
__________________________________          Manager
Name:_____________________________

WITNESSES:                             DIVERSIFIED INVESTMENTS SERVICES, LLC, a
                                       Delaware limited liability company

__________________________________
Name:_____________________________     By:    __________________________________
__________________________________     Name:  Barry L. Haase
Name:_____________________________     Title: Manager

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